Pacer CSOP FTSE China A50 ETF
Schedule of Investments
July 31, 2024 (Unaudited)

COMMON STOCKS - 99.4%	Shares	Value
Consumer Discretionary - 6.8%
BYD Co. Ltd. - Class A	3,945	$134,856
China Tourism Group Duty Free Corp. Ltd. - Class A	4,200	39,873
Great Wall Motor Co. Ltd. - Class A	5,900	19,283
Gree Electric Appliances, Inc. of Zhuhai	8,800	48,730
Haier Smart Home Co. Ltd. - Class A	13,600	51,355
		294,097

Consumer Staples - 22.9%
Foshan Haitian Flavouring & Food Co. Ltd.	10,512	51,113
Inner Mongolia Yili Industrial Group Co. Ltd.	13,900	48,256
Kweichow Moutai Co. Ltd.	2,700	530,985
Luzhou Laojiao Co. Ltd.	3,245	58,667
Muyuan Foods Co. Ltd. (a)	11,762	71,154
Shanxi Xinghuacun Fen Wine Factory Co. Ltd.	2,683	68,432
Wuliangye Yibin Co. Ltd.	8,500	149,205
Yihai Kerry Arawana Holdings Co. Ltd.	4,100	15,527
		993,339

Energy - 7.0%
China Petroleum & Chemical Corp. - Class A	94,300	84,683
China Shenhua Energy Co. Ltd. - Class A	15,300	84,152
PetroChina Co. Ltd. - Class A	54,500	67,644
Shaanxi Coal Industry Co. Ltd. - Class A	21,100	68,289
		304,768

Financials - 30.7%(b)
Agricultural Bank of China Ltd. - Class A	186,800	118,639
Bank of China Ltd. - Class A	96,400	62,159
Bank of Communications Co. Ltd. - Class A	85,200	86,767
China CITIC Bank Corp. Ltd. - Class A	53,300	46,242
China Construction Bank Corp. - Class A	20,500	21,104
China Everbright Bank Co. Ltd. - Class A	101,100	44,206
China Merchants Bank Co. Ltd. - Class A	44,800	202,891
China Pacific Insurance Group Co. Ltd. - Class A	14,700	60,105
CITIC Securities Co. Ltd. - Class A	26,270	71,972
East Money Information Co. Ltd.	34,392	53,013
Industrial & Commercial Bank of China Ltd. - Class A	167,300	135,422
Industrial Bank Co. Ltd.	45,100	104,527
People's Insurance Co. Group of China Ltd. - Class A	22,700	17,998
Ping An Bank Co. Ltd.	41,700	59,258
Ping An Insurance Group Co. of China Ltd. - Class A	23,400	137,802
Postal Savings Bank of China Co. Ltd. - Class A	49,100	32,815
Shanghai Pudong Development Bank Co. Ltd.	63,700	74,039
		1,328,959

Health Care - 4.0%
Jiangsu Hengrui Pharmaceuticals Co. Ltd.	13,900	81,184
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	2,600	92,498
		173,682

Industrials – 13.4%
Beijing-Shanghai High Speed Railway Co. Ltd.	62,100	49,150
CRRC Corp. Ltd. - Class A	52,300	55,216
China State Construction Engineering Corp. Ltd.	89,500	69,103
COSCO SHIPPING Holdings Co. Ltd. - Class A	27,400	49,856
Contemporary Amperex Technology Co. Ltd.	9,540	245,937
NARI Technology Co. Ltd.	17,300	57,499
SF Holding Co. Ltd.	10,500	50,923
		577,684

Information Technology - 5.2%
Foxconn Industrial Internet Co. Ltd.	27,100	89,395
Hygon Information Technology Co. Ltd. - Class A	5,000	55,002
Luxshare Precision Industry Co. Ltd.	15,629	82,675
		227,072

Materials - 4.1%
Wanhua Chemical Group Co. Ltd.	6,812	73,143
Zijin Mining Group Co. Ltd. - Class A	44,700	102,549
		175,692

Utilities - 5.3%
CGN Power Co. Ltd. - Class A	15,600	10,102
China Yangtze Power Co. Ltd.	53,100	219,393
		229,495
TOTAL COMMON STOCKS (Cost $4,437,338)		4,304,788

TOTAL INVESTMENTS - 99.4% (Cost $4,437,338)		4,304,788
Other Assets in Excess of Liabilities - 0.6%		25,812
TOTAL NET ASSETS - 100.0%		$4,330,600

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Pacer CSOP FTSE China A50 ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$4,304,788	$–	$–	$4,304,788
Total Investments	$4,304,788	$–	$–	$4,304,788

Refer to the Schedule of Investments for further disaggregation of investment categories.